Working capital	12 Months Ended
Jun. 30, 2023
Summary Of Additional Information About Working Capital [Abstract]
Working capital
15. Working capital

Accounting policies
Inventories are stated at the lower of cost and net realisable value. Cost includes raw materials, direct labour and expenses, an appropriate proportion of production and other overheads, but not borrowing costs. Cost is calculated at the weighted average cost incurred in acquiring inventories. Maturing inventories and raw materials which are retained for more than one year are classified as current assets, as they are expected to be realised in the normal operating cycle.
Trade and other receivables are initially recognised at fair value less transaction costs and subsequently carried at amortised cost less any allowance for discounts and doubtful debts. Trade receivables arise from contracts with customers, and are recognised when performance obligations are satisfied, and the consideration due is unconditional as only the passage of time is required before the payment is received. Allowance losses are calculated by reviewing lifetime expected credit losses using historic and forward-looking data on credit risk.
Trade and other payables are initially recognised at fair value including transaction costs and subsequently carried at amortised costs. Contingent considerations recognised in business combinations are subsequently measured at fair value through income statement. The group evaluates supplier arrangements against a number of indicators to assess if the liability has the characteristics of a trade payable or should be classified as borrowings. This assessment considers the commercial purpose of the facility, whether payment terms are similar to customary payment terms, whether the group is legally discharged from its obligation towards suppliers before the end of the original payment term, and the group’s involvement in agreeing terms between banks and suppliers.
Provisions are liabilities of uncertain timing or amount. A provision is recognised if, as a result of a past event, the group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are calculated on a discounted basis. The carrying amounts of provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate.
(a) Inventories

	2023 £ million	2022 £ million
Raw materials and consumables	543	489
Work in progress	132	86
Maturing inventories	5,794	5,229
Finished goods and goods for resale	1,192	1,290
	7,661	7,094

Maturing inventories include whisk(e)y, rum, tequila and Chinese white spirits. The following amounts of inventories are expected to be utilised after more than one year:

	2023 £ million	2022 £ million
Raw materials and consumables	23	15
Maturing inventories	4,063	3,713
	4,086	3,728

Inventories are disclosed net of provisions for obsolescence, an analysis of which is as follows:

	2023 £ million	2022 £ million	2021 £ million
Balance at beginning of the year	94	96	98
Exchange differences	(27)	6	(8)
Income statement charge	55	6	20
Utilised	(19)	(13)	(14)
Sale of businesses	(1)	(1)	—
	102	94	96

(b) Trade and other receivables

	2023		2022
	Current assets £ million	Non-current assets £ million	Current assets £ million	Non-current assets £ million
Trade receivables	2,011	—	2,155	—
Interest receivable	12	—	18	—
VAT recoverable and other prepaid taxes	271	15	290	15
Other receivables	163	13	158	13
Prepayments	229	3	290	9
Accrued income	34	—	22	—
	2,720	31	2,933	37

At 30 June 2023, approximately 26%, 14% and 11% of the group’s trade receivables of £2,011 million are due from counterparties based in the United States, United Kingdom and India, respectively. Accrued income primarily represents amounts receivable from customers in respect of performance obligations satisfied but not yet invoiced.
The aged analysis of trade receivables, net of expected credit loss allowance, is as follows:

	2023 £ million	2022 £ million
Not overdue	1,967	2,114
Overdue 1 – 30 days	25	19
Overdue 31 – 60 days	7	8
Overdue 61 – 90 days	3	5
Overdue 91 – 180 days	6	5
Overdue more than 180 days	3	4
	2,011	2,155

Trade and other receivables are disclosed net of expected credit loss allowance for doubtful debts, an analysis of which is as follows:

	2023 £ million	2022 £ million	2021 £ million
Balance at beginning of the year	118	112	160
Exchange differences	(12)	6	(13)
Income statement (release)/charge	(3)	21	(15)
Written off	(14)	(21)	(20)
	89	118	112
(c) Trade and other payables

	2023		2022
	Current liabilities £ million	Non-current liabilities £ million	Current liabilities £ million	Non-current liabilities £ million
Trade payables	2,659	—	2,705	—
Interest payable	237	—	143	—
Tax and social security excluding income tax	632	—	696	—
Other payables	432	368	600	380
Accruals	1,229	—	1,635	—
Deferred income	73	—	90	—
Dividend payable to non-controlling interests	38	—	18	—
	5,300	368	5,887	380

Interest payable at 30 June 2023 includes interest on non-derivative financial instruments of £217 million (2022 – £141 million). Accruals at 30 June 2023 include £561 million (2022 – £613 million) accrued discounts attributed to sales recognised. Deferred income represents amounts paid by customers in respect of performance obligations not yet satisfied. The amount of contract liabilities recognised as revenue in the current year is £90 million (2022 – £72 million). Non-current liabilities include the net present value of contingent consideration in respect of prior acquisitions of £293 million (2022 – £353 million). For further information on contingent consideration, please refer to note 16 (g).
Together with the group’s partner banks, supply chain financing (SCF) facilities are provided to suppliers in certain countries. These arrangements enable suppliers to receive funding earlier than the invoice due date at their discretion and at their own cost. Payment terms continue to be agreed directly between the group and suppliers, independently from the availability of SCF facilities. Liabilities are settled in accordance with the original due date of invoices. The group does not incur any fees or receive any rebates where the suppliers choose to utilise these facilities. The group has determined that it is appropriate to present amounts outstanding subject to SCF arrangements as trade payables. Consistent with this classification, cash flows are presented either as operating cash flows or cash flows from investing activities, when related to the acquisition of non-current assets. At 30 June 2023, the amount that has been subject to SCF and accounted for as trade payables was £727 million (2022 – £789 million).
(d) Provisions

	Thalidomide £ million	Other £ million	Total £ million
At 30 June 2022	178	239	417
Exchange differences	(1)	(26)	(27)
Disposal of businesses	—	(2)	(2)
Provisions charged during the year	—	31	31
Provisions utilised during the year	(14)	(61)	(75)
Transfers from other payables	—	12	12
Unwinding of discounts	5	1	6
At 30 June 2023	168	194	362
Current liabilities	13	106	119
Non-current liabilities	155	88	243
	168	194	362

Provisions have been established in respect of the discounted value of the group’s commitment to the UK and Australian Thalidomide Trusts. These provisions will be utilised over the period of the commitments up to 2037.
The largest item in other provisions at 30 June 2023 is £51 million (2022 – £49 million) in respect of employee deferred compensation plans which will be utilised when employees leave the group.